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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): December 12, 2006

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                        IMPSAT FIBER NETWORKS, INC.
           (Exact name of registrant as specified in its charter)

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           DELAWARE                   000-29085              52-1910372
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 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)




                      ELVIRA RAWSON DE DELLEPIANE 150
                              PISO 8, C1107BCA
                          BUENOS AIRES, ARGENTINA
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

    Registrant's telephone number, including area code: (5411) 5170-0000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS.

     As previously disclosed, on October 25, 2006, IMPSAT Fiber Networks, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Global Crossing Limited, a Bermuda corporation ("GCL"), and GC Crystal Acquisition, Inc., a Delaware corporation and an indirect wholly owned subsidiary of GCL.

     On December 13, 2006, the Company issued a press release announcing that it has established a record date of December 12, 2006 and a meeting date of January 17, 2007 for a special meeting of its stockholders to consider and vote to adopt the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

     IN CONNECTION WITH GCL'S PROPOSED ACQUISITION OF THE COMPANY PURSUANT TO THE TERMS OF THE MERGER AGREEMENT, THE COMPANY WILL FILE A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THIS PROXY STATEMENT WILL BE MAILED TO THE COMPANY'S STOCKHOLDERS. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the definitive proxy statement when it becomes available, as well as other filings containing information about the Company, without charge, at the SEC's Internet site (www.sec.gov). These documents may also be obtained for free from the Company's Investor Relations web site (www.impsat.com) or by directing a request to the Company at: IMPSAT Fiber Networks, Inc., Elvira Rawson de Dellepiane 150, Piso 8, C1107BCA, Buenos Aires, Argentina, Attention: Guillermo Pardo.

     The Company and its respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from the Company's stockholders in respect of the proposed transaction. Information regarding the Company's directors and executive officers is available in the Company's proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on March 31, 2006. Additional information regarding the interests of such potential participants in the proposed transaction will be included in the definitive proxy statement to be filed with the SEC in connection with the proposed transaction.

FORWARD-LOOKING STATEMENTS

     This written communication contains forward-looking statements that involve risks and uncertainties concerning GCL's proposed acquisition of the Company, the Company's expected financial performance, as well as the Company's strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the reaction of customers of the Company to the transaction, general economic or political conditions and adverse litigation results. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Copies of these filings may also be obtained by accessing the Company's website (www.impsat.com) or the SEC's website (www.sec.gov). The Company does not undertake any obligation to update any of the forward-looking statements after the date of this written communication to conform to actual results.

     The Company intends that all forward-looking statements made will be subject to safe harbor protection of the federal securities laws pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.



ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

     The following is furnished as Exhibit to this report:

     99.1  Press Release of IMPSAT Fiber Networks, Inc., dated December 13,
2006.


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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMPSAT Fiber Networks, Inc.

Dated: December 13, 2006           By:  /s/ Hector Alonso
                                        -----------------------------------
                                        Name:  Hector Alonso
                                        Title: Executive Vice President and
                                               Chief Financial Officer

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                               EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release of IMPSAT Fiber Networks, Inc., dated
                  December 13, 2006.